Virtus Equity Trust

Supplement dated January 8, 2013 to the Statutory Prospectus and Statement of

Additional Information (“SAI”) dated July 31, 2012, as supplemented

Virtus Insight Trust

Supplement dated January 8, 2013 to the Statutory Prospectus and SAI dated May 1, 2012, as supplemented

Virtus Opportunities Trust

Supplement dated January 8, 2013 to the Statutory Prospectus dated January 31, 2012, as supplemented and revised and SAI dated December 18, 2012, as supplemented

Virtus Variable Insurance Trust

Supplement dated January 8, 2013 to the SAI dated May 1, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective January 1, 2013, Virtus Fund Services, LLC serves as Administrator and Transfer Agent for Virtus Equity Trust, Virtus Insight Trust and Virtus Opportunities Trust and as Administrator for Virtus Variable Insurance Trust. VP Distributors, LLC continues to serve as Distributor for each of the Trusts. Virtus Fund Services and VP Distributors are each a wholly-owned subsidiary of Virtus Investment Partners, Inc. and an affiliate of Virtus Investment Advisers, Inc., the investment adviser to each of the funds of the Trusts. Accordingly, all references to VP Distributors as Administrator and/or Transfer Agent are hereby revised to reference Virtus Fund Services. The fee schedules for administration and transfer agency services as disclosed in the current SAI remain unchanged.

Investors should retain this supplement with the Statutory Prospectus and SAI for future reference.

VET&VIT&VOT&VVIT/VPD toVFS (1/13)